Exhibit 24
                         AMERITRADE HOLDING CORPORATION

                                POWER OF ATTORNEY
                              SECTION 16(a) REPORTS


         The undersigned, in his capacity as a director and/or officer of Ameritrade Holding Corporation, a Delaware corporation (the "Company") does hereby constitute and appoint each of Teri Holt-Charles, Graham Fowler and Michael J. Head his true and lawful attorneys, to execute in his name, place and stead, in his capacity as a director and/or officer of the Company, any and all reports required by Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any and all amendments thereto (the "Exchange Act"), and all other documents necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission, the National Association of Securities Dealers and such other exchanges and authorities as may be necessary or appropriate. Said attorneys shall each have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, each and every act requisite or necessary to be done in furtherance of the foregoing, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all such acts of any of said attorneys.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports under Section 16(a) of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the Company unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of March, 2005.



                                             /s/ Bryce Engel
                                             ---------------------
                                             Signature


                                             Bryce Engel
                                             ---------------------
                                             Typed Name